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                                                                    Exhibit 23.1

                       [Letterhead of Deloitte & Touche]


INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of International Menu Solutions Corporation on Form SB-2 of our report dated March 3, 2000, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to our firm under the heading "Experts" in such Prospectus.


/s/ Deloitte & Touche LLP
Kitchener, Ontario

August 31, 2000